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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                     FORM 8-K

                                  CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of
                         The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 28, 2005


                            KEMET Corporation
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(Exact name of registrant as specified in its charter)




     Delaware                      0-20289                  57-0923789
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(State or other             (Commission File Number)       (IRS Employer
  jurisdiction)                                         Identification No.)


2835 KEMET Way,  Simpsonville, SC                          29681
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(Address of principal executive offices)                 (Zip Code)



Registrants telephone number, including area code:  (864) 963-6300


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Item 5.02	Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

On February 25, 2005, KEMET Corporation entered into a Confidential
Separation Agreement (the "Agreement") with Dr. Jeffrey A. Graves, the former Chief Executive Officer and a former Director of the Company.
(Dr. Graves resigned from these positions effective January 26, 2005.)
Under the terms of the Agreement, Dr. Graves shall receive, subject to certain qualifications, (i) separation pay in the amount of $35,416.67 per month for twelve (12) months, (ii) a car allowance in the amount of $1,768.35 per month for six (6) months, (iii) certain health insurance, group life insurance and disability insurance benefits for six (6) months, and (iv) outplacement services. Dr. Graves shall be subject to a non-competition provision for a period of twelve (12) months pursuant to the terms of the Agreement. A copy of the Agreement is attached hereto as Exhibit 99.1.

(a)  Not Applicable

(b)  Not Applicable

(c)  The following exhibit is included with this Report

EXHIBIT 99.1  Press Release, dated March 21, 2005, issued by the Company.




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Signature


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 8, 2005
						KEMET Corporation


						/S/ D. E. Gable

						David E. Gable
						Vice President and
						Chief Financial Officer